UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22747

ALPS SERIES TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq., Secretary
ALPS Series Trust
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

(303) 623-2577
(Registrant’s telephone number, including area code)

Copy to:

Peter Schwartz, Esq.
David Graham & Stubbs LLP
1550 17th Street, Suite 500,
Denver, CO 80202

Date of fiscal year end: September 30

Date of reporting period: December 31, 2015

Item 1. Schedule of Investments.

CLARKSTON PARTNERS FUND
PORTFOLIO OF INVESTMENTS
December 31, 2015 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (73.87%)
Consumer Discretionary (8.33%)
Cable One, Inc.(a)	7,000	$3,035,620
John Wiley & Sons, Inc., Class A	260,000	11,707,800
Matthews International Corp., Class A	236,000	12,614,200
Total Consumer Discretionary		27,357,620

Consumer Staples (5.10%)
McCormick & Co., Inc.	120,000	10,267,200
Post Holdings, Inc.(a)	105,000	6,478,500
Total Consumer Staples		16,745,700

Energy (2.94%)
NOW, Inc.(a)	610,000	9,650,200
Total Energy		9,650,200

Financial Services (33.80%)
Broadridge Financial Solutions, Inc.	240,000	12,895,200
Brown & Brown, Inc.	520,000	16,692,000
Equifax, Inc.	60,000	6,682,200
Federated Investors, Inc., Class B	450,000	12,892,500
Legg Mason, Inc.	260,000	10,199,800
LPL Financial Holdings, Inc.	230,000	9,809,500
Markel Corp.(a)	7,500	6,625,125
The Western Union Co.	1,070,000	19,163,700
Willis Group Holdings PLC	330,000	16,028,100
Total Financial Services		110,988,125

Health Care (2.00%)
Patterson Cos, Inc.	145,000	6,555,450
Total Health Care		6,555,450

Producer Durables (19.11%)
Actuant Corp., Class A	430,000	10,302,800
CH Robinson Worldwide, Inc.	160,000	9,923,200
Cintas Corp.	70,000	6,373,500
Graco, Inc.	100,000	7,207,000
Hillenbrand, Inc.	438,000	12,977,940
Landstar System, Inc.	180,000	10,557,000
Waters Corp.(a)	40,000	5,383,200
Total Producer Durables		62,724,640

Technology (2.59%)
Linear Technology Corp.	200,000	8,494,000
Total Technology		8,494,000

TOTAL COMMON STOCKS
(Cost $246,723,043)		242,515,735

Value (Note 2)

TOTAL INVESTMENTS (73.87%)
(Cost $246,723,043)	$242,515,735

Other Assets In Excess Of Liabilities (26.13%)	85,763,281
NET ASSETS (100.00%)	$328,279,016

(a)	Non-income producing security.

Common Abbreviations:
PLC - Public Limited Company.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2015, the Trust had 11 registered funds. This quarterly report describes the Clarkston Partners Fund (the “Fund”). The Fund’s primary investment objective is to achieve long-term capital appreciation. The Fund currently offers Founders Class shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

As a newly organized entity, the Fund has little operating history. The Fund does not have any operations before September 16, 2015 other than those relating to the sale and issuance of the Fund’s Institutional Class shares and Founders Class shares to ALPS Fund Services, Inc. (“ALPS”), the Fund’s Administrator and Transfer Agent. ALPS is an affiliate of ALPS Distributors, Inc., the Fund’s principal underwriter.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements:  The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$27,357,620	$–	$–	$27,357,620
Consumer Staples	16,745,700	–	–	16,745,700
Energy	9,650,200	–	–	9,650,200
Financial Services	110,988,125	–	–	110,988,125
Health Care	6,555,450	–	–	6,555,450
Producer Durables	62,724,640	–	–	62,724,640
Technology	8,494,000	–	–	8,494,000
Total	$242,515,735	$–	$–	$242,515,735

The Fund recognizes transfers between levels as of the end of the period. For the period ended December 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses:  Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses:  Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses:  Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the shareholder service plan for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income:  Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to average daily net assets of each class.

Distributions to Shareholders:  The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Unrealized Appreciation and Depreciation on Investments:    As of December 31, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$5,636,368
Gross unrealized depreciation (excess of tax cost over value)	(9,843,676)
Net unrealized depreciation	$(4,207,308)
Cost of investments for income tax purposes	$246,723,043

COGNIOS MARKET NEUTRAL LARGE CAP FUND
PORTFOLIO OF INVESTMENTS
December 31, 2015 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (77.96%)
Basic Materials (0.79%)
LyondellBasell Industries NV - Class A(a)	1,108	$96,285
Newmont Mining Corp.(a)	5,694	102,435
Total Basic Materials		198,720

Communications (11.73%)
F5 Networks, Inc.(a)(b)	8,856	858,678
Scripps Networks Interactive, Inc. - Class A(a)	8,063	445,158
VeriSign, Inc.(a)(b)	10,188	890,023
Viacom, Inc. - Class B(a)	18,486	760,884
Total Communications		2,954,743

Consumer Cyclical (9.54%)
American Airlines Group, Inc.(a)	2,425	102,699
Autozone, Inc.(a)(b)	1,179	874,712
Coach, Inc.(a)	14,379	470,625
Delta Air Lines, Inc.(a)	2,183	110,656
Ford Motor Co.(a)	6,976	98,292
Fossil Group, Inc.(a)(b)	2,651	96,921
GameStop Corp. - Class A(a)	2,933	82,241
McDonald's Corp.(a)	4,032	476,340
Nordstrom, Inc.(a)	1,819	90,604
Total Consumer Cyclical		2,403,090

Consumer Non-cyclical (22.56%)
ADT Corp.(a)	2,863	94,422
Altria Group, Inc.(a)	15,969	929,556
AmerisourceBergen Corp.(a)	1,066	110,555
Campbell Soup Co.(a)	17,205	904,123
CR Bard, Inc.(a)	2,451	464,317
Express Scripts Holding Co.(a)(b)	5,328	465,720
General Mills, Inc.(a)	15,808	911,489
Gilead Sciences, Inc.(a)	8,647	874,990
Philip Morris International, Inc.(a)	10,531	925,780
Total Consumer Non-cyclical		5,680,952

Energy (1.42%)
Ensco PLC - Class A(a)	5,961	91,740
Helmerich & Payne, Inc.(a)	1,807	96,765
Southwestern Energy Co.(a)(b)	11,203	79,653
Transocean, Ltd.(a)	7,233	89,545
Total Energy		357,703

Financials (5.05%)
Affiliated Managers Group, Inc.(a)(b)	5,082	811,900
Marsh & McLennan Cos., Inc.(a)	8,288	459,570
Total Financials		1,271,470

Industrials (12.19%)
3M Co.(a)	5,867	883,805
CH Robinson Worldwide, Inc.(a)	6,822	423,100
L-3 Communications Holdings, Inc.(a)	3,720	444,577

	Shares	Value (Note 2)
Industrials (continued)
United Parcel Service, Inc. - Class B(a)	8,879	$854,426
Waters Corp.(a)(b)	3,460	465,647
Total Industrials		3,071,555

Technology (13.46%)
Apple, Inc.(a)	3,890	409,461
CA, Inc.(a)	32,574	930,314
Computer Sciences Corp.(a)	3,301	107,877
Dun & Bradstreet Corp.(a)	8,556	889,225
Fiserv, Inc.(a)(b)	4,743	433,795
Micron Technology, Inc.(a)(b)	6,182	87,537
Oracle Corp.(a)	11,753	429,337
Seagate Technology PLC(a)	2,794	102,428
Total Technology		3,389,974

Utilities (1.22%)
AES Corp.(a)	10,194	97,557
FirstEnergy Corp.(a)	3,243	102,900
NiSource, Inc.(a)	5,469	106,700
Total Utilities		307,157

TOTAL COMMON STOCKS
(Cost $20,383,096)		19,635,364

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (32.51%)
Money Market Fund (32.51%)
BlackRock Liquidity Treasury Fund	0.03461%	8,186,313	8,186,313

TOTAL SHORT TERM INVESTMENTS
(Cost $8,186,313)			8,186,313

TOTAL INVESTMENTS (110.47%)
(Cost $28,569,409)			$27,821,677

SECURITIES SOLD SHORT (-51.91%)
(Proceeds $13,866,155)			$(13,074,751)

Other Assets In Excess Of Liabilities (41.44%)			10,438,530	(c)
NET ASSETS (100.00%)			$25,185,456

	Shares	Value (Note 2)
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS (-51.91%)
Basic Materials (-2.95%)
Alcoa, Inc.	(11,200)	$(110,544)
EI du Pont de Nemours & Co.	(5,110)	(340,326)
FMC Corp.	(1,834)	(71,764)
Freeport-McMoRan, Inc.	(10,008)	(67,754)
PPG Industries, Inc.	(1,552)	(153,369)
Total Basic Materials		(743,757)

	Shares	Value (Note 2)
Communications (-4.48%)
Discovery Communications, Inc. - Class A	(2,211)	$(58,989)
Level 3 Communications, Inc.	(2,007)	(109,101)
NetFlix, Inc.	(3,148)	(360,068)
News Corp. - Class A	(5,352)	(71,503)
TripAdvisor, Inc.	(831)	(70,843)
Twenty-First Century Fox, Inc. - Class A	(6,745)	(183,194)
Yahoo!, Inc.	(8,291)	(275,759)
Total Communications		(1,129,457)

Consumer Cyclical (-5.84%)
CarMax, Inc.	(1,773)	(95,689)
Goodyear Tire & Rubber Co.	(2,349)	(76,742)
Harman International Industries, Inc.	(651)	(61,331)
Hasbro, Inc.	(951)	(64,059)
Johnson Controls, Inc.	(9,422)	(372,075)
Lennar Corp. - Class A	(1,561)	(76,348)
Newell Rubbermaid, Inc.	(1,538)	(67,795)
PulteGroup, Inc.	(3,998)	(71,244)
Royal Caribbean Cruises, Ltd.	(1,927)	(195,032)
Signet Jewelers, Ltd.	(1,225)	(151,520)
Tractor Supply Co.	(788)	(67,374)
Whirlpool Corp.	(685)	(100,606)
Wynn Resorts, Ltd.	(1,038)	(71,819)
Total Consumer Cyclical		(1,471,634)

Consumer Non-cyclical (-5.81%)
Archer-Daniels-Midland Co.	(3,452)	(126,619)
Celgene Corp.	(3,133)	(375,208)
Endo International PLC	(1,996)	(122,195)
Henry Schein, Inc.	(476)	(75,299)
Mallinckrodt PLC	(2,136)	(159,410)
Medtronic PLC	(4,570)	(351,524)
Moody's Corp.	(321)	(32,209)
Mylan NV	(2,798)	(151,288)
Tenet Healthcare Corp.	(2,283)	(69,175)
Total Consumer Non-cyclical		(1,462,927)

Energy (-12.64%)
Anadarko Petroleum Corp.	(4,435)	(215,452)
Apache Corp.	(3,329)	(148,041)
Baker Hughes, Inc.	(6,338)	(292,499)
Chesapeake Energy Corp.	(8,195)	(36,877)
Chevron Corp.	(3,746)	(336,990)
Columbia Pipeline Group, Inc.	(4,118)	(82,360)
ConocoPhillips	(7,158)	(334,207)
CONSOL Energy, Inc.	(9,039)	(71,408)
Diamond Offshore Drilling, Inc.	(3,448)	(72,753)
EOG Resources, Inc.	(3,196)	(226,245)
First Solar, Inc.	(1,346)	(88,822)
Halliburton Co.	(4,965)	(169,009)
Hess Corp.	(2,511)	(121,733)
Marathon Oil Corp.	(5,924)	(74,583)
Murphy Oil Corp.	(2,706)	(60,750)
National Oilwell Varco, Inc.	(3,279)	(109,814)
Newfield Exploration Co.	(2,029)	(66,064)
Noble Energy, Inc.	(6,278)	(206,734)

	Shares	Value (Note 2)
Energy (continued)
Occidental Petroleum Corp.	(4,460)	$(301,541)
Williams Cos., Inc.	(6,498)	(166,999)
Total Energy		(3,182,881)

Financials (-8.41%)
ACE, Ltd.	(524)	(61,229)
Aflac, Inc.	(686)	(41,091)
Allstate Corp.	(620)	(38,496)
Ameriprise Financial, Inc.	(296)	(31,500)
Aon PLC	(443)	(40,849)
Bank of America Corp.	(16,695)	(280,977)
BB&T Corp.	(1,260)	(47,641)
BlackRock, Inc.	(267)	(90,919)
Capital One Financial Corp.	(854)	(61,642)
CBRE Group, Inc. - Class A	(565)	(19,538)
Charles Schwab Corp.	(2,138)	(70,404)
Citigroup, Inc.	(4,791)	(247,934)
Comerica, Inc.	(295)	(12,340)
E*Trade Financial Corp.	(486)	(14,405)
Fifth Third Bancorp	(1,335)	(26,834)
Franklin Resources, Inc.	(1,024)	(37,704)
General Growth Properties, Inc. - REIT	(1,409)	(38,339)
Hartford Financial Services Group, Inc.	(691)	(30,031)
Host Hotels & Resorts, Inc. - REIT	(1,204)	(18,469)
Invesco, Ltd.	(721)	(24,139)
JPMorgan Chase & Co.	(5,916)	(390,633)
Keycorp	(1,408)	(18,572)
Kimco Realty Corp. - REIT	(698)	(18,469)
Legg Mason, Inc.	(169)	(6,630)
Lincoln National	(399)	(20,054)
Morgan Stanley	(3,079)	(97,943)
Navient Corp.	(621)	(7,110)
Principal Financial Group, Inc.	(493)	(22,175)
Prologis, Inc. - REIT	(885)	(37,984)
Prudential Financial, Inc.	(724)	(58,941)
Regions Financial Corp.	(2,196)	(21,082)
SL Green Realty Corp. - REIT	(168)	(18,981)
Synchrony Financial	(1,340)	(40,749)
Torchmark Corp.	(199)	(11,375)
Travelers Cos., Inc.	(490)	(55,301)
Unum Group	(394)	(13,116)
Weyerhaeuser Co. - REIT	(842)	(25,243)
XL Group PLC	(510)	(19,982)
Total Financials		(2,118,821)

Industrials (-6.19%)
Allegion PLC	(1,026)	(67,634)
Ametek, Inc.	(1,379)	(73,901)
Deere & Co.	(2,886)	(220,115)
General Electric Co.	(12,970)	(404,016)
Ingersoll-Rand PLC	(1,515)	(83,764)
Martin Marietta Materials, Inc.	(1,018)	(139,038)
Ryder System, Inc.	(1,186)	(67,400)
Snap-on, Inc.	(400)	(68,572)
Tyco International PLC	(2,460)	(78,449)
Vulcan Materials Co.	(1,950)	(185,192)

	Shares	Value (Note 2)
Industrials (continued)
WestRock Co.	(3,733)	$(170,300)
Total Industrials		(1,558,381)

Technology (-5.59%)
Adobe Systems, Inc.	(2,876)	(270,171)
Analog Devices, Inc.	(1,806)	(99,908)
Applied Materials, Inc.	(6,837)	(127,647)
Autodesk, Inc.	(1,277)	(77,808)
Cognizant Technology Solutions Corp. - Class A	(3,511)	(210,730)
Hewlett Packard Enterprise Co.	(15,343)	(233,214)
Salesforce.com, Inc.	(3,823)	(299,723)
SanDisk Corp.	(1,154)	(87,692)
Total Technology		(1,406,893)

TOTAL COMMON STOCKS		–
(Proceeds $13,866,155)		(13,074,751)

TOTAL SECURITIES SOLD SHORT (-51.91%)
(Proceeds $13,866,155)		$(13,074,751)

(a)
Security, or a portion of security, is being held as collateral for short sales. As of December 31, 2015, the aggregate market value of those securities was $11,502,524, which represents approximately 45.67% of the Fund's net assets.

(b)	Non-income producing security.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

Common Abbreviations:
Ltd. - Limited.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC - Public Limited Company.
REIT - Real Estate Investment Trust.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments

Notes to Quarterly Portfolio of Investments
December 31, 2015 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2015, the Trust had 11 registered funds. This quarterly report describes the Cognios Market Neutral Large Cap Fund (the “Fund”). The Fund seeks long-term growth of capital independent of stock market direction. The Fund currently offers Investor Class shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of their financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Basic Materials	$198,720	$–	$–	$198,720
Communications	2,954,743	–	–	2,954,743
Consumer Cyclical	2,403,090	–	–	2,403,090
Consumer Non-cyclical	5,680,952	–	–	5,680,952
Energy	357,703	–	–	357,703
Financials	1,271,470	–	–	1,271,470
Industrials	3,071,555	–	–	3,071,555
Technology	3,389,974	–	–	3,389,974
Utilities	307,157	–	–	307,157
Short Term Investments	8,186,313	–	–	8,186,313
Total	$27,821,677	$–	$–	$27,821,677

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Other Financial Instruments
Liabilities
Securities Sold Short
Basic Materials	$(743,757)	$–	$–	$(743,757)
Communications	(1,129,457)	–	–	(1,129,457)
Consumer Cyclical	(1,471,634)	–	–	(1,471,634)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Consumer Non-cyclical	$(1,462,927)	$–	$–	$(1,462,927)
Energy	(3,182,881)	–	–	(3,182,881)
Financials	(2,118,821)	–	–	(2,118,821)
Industrials	(1,558,381)	–	–	(1,558,381)
Technology	(1,406,893)	–	–	(1,406,893)
Total	$(13,074,751)	$–	$–	$(13,074,751)

The Fund recognizes transfers between levels as of the end of the period. For the period ended December 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends on a quarterly basis and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Short Sales: The Fund may sell securities short. To do this, Cognios Capital, LLC (the “Adviser”) will borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will hold liquid assets (which may include its long positions) marked-to-market daily. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the long term. As of December 31, 2015, the Fund held securities sold short with a market value of $13,074,751.

Unrealized Appreciation and Depreciation on Investments: As of December 31, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes was as follows:

Gross unrealized appreciation (excess of value over tax cost)	$540,660
Gross unrealized depreciation (excess of tax cost over value)	(1,549,323)
Net unrealized depreciation	$(1,008,663)
Cost of investments for income tax purposes	$28,830,340

CRYSTAL STRATEGY ABSOLUTE INCOME FUND
PORTFOLIO OF INVESTMENTS
December 31, 2015 (UNAUDITED)

	Shares	Value (Note 2)
CLOSED-END MUTUAL FUNDS (13.94%)
AllianceBernstein Income Fund, Inc.	33,035	$253,378
DoubleLine Income Solutions Fund(a)	34,140	553,751
PIMCO Dynamic Credit Income Fund	13,325	240,250

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $1,162,688)		1,047,379

COMMON STOCKS (13.25%)
Financials (13.25%)
Ares Capital Corp.	5,770	82,223
Citizens Financial Group, Inc.	1,800	47,142
Colony Capital, Inc. - Class A - REIT(a)	10,555	205,611
Hercules Technology Growth Capital, Inc.	5,442	66,338
ING Groep NV - Sponsored ADR	18,040	242,818
NorthStar Realty Finance Corp. - REIT	3	43
Starwood Property Trust, Inc. - REIT(a)	17,100	351,576

Total Financials		995,751

TOTAL COMMON STOCKS
(Cost $1,084,228)		995,751

EXCHANGE-TRADED FUNDS (22.66%)
iShares® MSCI Italy Capped ETF	14,845	203,970
PowerShares® Global Listed Private Equity Portfolio(a)	6,754	71,052
ProShares® Short Real Estate(b)	16,290	314,087
Vanguard® Short-Term Bond ETF(a)	7,880	627,012
WisdomTree® Europe Hedged Equity Fund	4,250	228,693
WisdomTree® Japan Hedged Financials Fund	2,875	74,779
WisdomTree® Japan Hedged Real Estate Fund(a)	7,025	183,563

TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,828,598)		1,703,156

LIMITED PARTNERSHIPS (5.89%)
Apollo Global Management LLC - Class A(a)	540	8,197
The Blackstone Group LP(a)	2,790	81,580
Carlyle Group LP(a)	885	13,824
KKR & Co. LP(a)	3,455	53,863
Oaktree Capital Group LLC(a)	2,955	141,013
Phillips 66 Partners LP	2,355	144,597

TOTAL LIMITED PARTNERSHIPS
(Cost $527,467)		443,074

OPEN-END MUTUAL FUNDS (17.37%)
DoubleLine Total Return Bond Fund - Institutional Class	66,485	716,705
Driehaus Active Income Fund - Retail Class	8,130	80,892
Forward Select Income Fund - Institutional Class	11,567	258,632
Goldman Sachs Strategic Income Fund - Institutional Class	5,819	55,979

	Shares	Value (Note 2)
OPEN-END MUTUAL FUNDS (17.37%) (continued)
RiverPark Strategic Income Fund - Institutional Class	21,276	$193,402

TOTAL OPEN-END MUTUAL FUNDS
(Cost $1,394,331)		1,305,610

7-Day Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (23.13%)
Money Market Fund (23.13%)
Fidelity Institutional Money Market Portfolio	0.28893%	1,738,732	1,738,732

TOTAL SHORT TERM INVESTMENTS
(Cost $1,738,732)			1,738,732

TOTAL INVESTMENTS (96.24%)
(Cost $7,736,044)			$7,233,702

SECURITIES SOLD SHORT (-9.31%)
(Proceeds $728,623)			(700,090)

Other Assets In Excess Of Liabilities (13.07%)(c)			982,518

NET ASSETS (100.00%)			$7,516,130

(a)
Security, or a portion of security, is being held as collateral for short sales. As of December 31, 2015, the aggregate market value of those securities was $1,268,105, which represents approximately 16.87% of the Fund's net assets.

(b)	Non-income producing security.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

	Shares	Value (Note 2)
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS (-5.19%)
Consumer, Cyclical (-5.19%)
Ferrari N.V.	(2,390)	$(114,720)
Domino's Pizza, Inc.	(2,475)	(275,344)
Total Consumer, Cyclical		(390,064)

TOTAL COMMON STOCKS
(Proceeds $375,745)		(390,064)

EXCHANGE-TRADED FUNDS (-4.12%)
iShares® MSCI Brazil Capped ETF	(7,215)	(149,206)
iShares® MSCI Canada ETF	(7,480)	(160,820)
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $352,878)		(310,026)

TOTAL SECURITIES SOLD SHORT (-9.31%)
(Proceeds $728,623)		$(700,090)

Common Abbreviations:
ADR - American Depositary Receipt.
ETF - Exchange-Traded Fund.
LLC - Limited Liability Company.
LP - Limited Partnership.
MSCI - Morgan Stanley Capital International.
N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
REIT - Real Estate Investment Trust.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

CRYSTAL STRATEGY ABSOLUTE RETURN FUND
PORTFOLIO OF INVESTMENTS
December 31, 2015 (UNAUDITED)

	Shares	Value (Note 2)
CLOSED-END MUTUAL FUNDS (6.62%)
AllianceBernstein Income Fund, Inc.(a)	24,090	$184,770
DoubleLine Income Solutions Fund(a)	17,515	284,093

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $520,563)		468,863

COMMON STOCKS (16.54%)
Consumer, Cyclical (4.80%)
Delta Air Lines, Inc.	3,015	152,830
United Continental Holdings, Inc.(b)	3,255	186,512

Total Consumer, Cyclical		339,342

Consumer, Non-cyclical (0.27%)
Odyssey Marine Exploration, Inc.(a)(b)	70,410	19,011

Energy (0.62%)
Whiting Petroleum Corp.(b)	4,635	43,754

Financials (10.85%)
Ares Capital Corp.	795	11,329
Citizens Financial Group, Inc.	6,360	166,568
ING Groep NV - Sponsored ADR(a)	14,115	189,988
Starwood Property Trust, Inc. - REIT(a)	6,230	128,089
Stonegate Bank(a)	8,305	272,902

Total Financials		768,876

TOTAL COMMON STOCKS
(Cost $1,254,212)		1,170,983

EXCHANGE-TRADED FUNDS (36.48%)
Energy Select Sector SPDR® Fund	1,125	68,119
iPath® Bloomberg Coffee Subindex Total Return ETN(b)	4,255	83,824
iShares® 20+ Year Treasury Bond ETF	6,180	745,432
iShares® Gold Trust(b)	14,145	144,703
iShares® MSCI Frontier 100 ETF(a)	2,405	59,860
iShares® MSCI India ETF	5,515	151,883
iShares® MSCI Italy Capped ETF	10,560	145,094
iShares® U.S. Home Construction ETF	7,775	210,703
Powershares QQQ® Trust Series 1	1,890	211,415
WisdomTree® Europe Hedged Equity Fund	7,380	397,118
WisdomTree® Japan Hedged Equity Fund(a)	5,415	271,183
WisdomTree® Japan Hedged Real Estate Fund(a)	3,605	94,199

TOTAL EXCHANGE-TRADED FUNDS
(Cost $2,742,284)		2,583,533

LIMITED PARTNERSHIPS (6.00%)
Apollo Global Management LLC - Class A(a)	685	10,398
The Blackstone Group LP(a)	2,165	63,305
Carlyle Group LP(a)	960	14,995

	Shares	Value (Note 2)
LIMITED PARTNERSHIPS (6.00%) (continued)
KKR & Co. LP(a)	3,920	$61,113
Oaktree Capital Group LLC(a)	3,445	164,395
Phillips 66 Partners LP	1,800	110,520

TOTAL LIMITED PARTNERSHIPS
(Cost $521,698)		424,726

OPEN-END MUTUAL FUNDS (8.39%)
Absolute Opportunities Fund - Institutional Class	2,846	27,578
ASG Global Alternatives Fund - Institutional Class	3,811	40,550
ASG Managed Futures Strategy Fund - Institutional Class	3,915	40,716
Aston/River Road Long-Short Fund - Institutional Class	3,601	39,971
Bogle Investment Management Small Cap Growth Fund - Institutional Class	4,945	122,280
DoubleLine Total Return Bond Fund - Institutional Class	9,293	100,174
Goldman Sachs Strategic Income Fund - Institutional Class	4,108	39,517
MainStay Marketfield Fund - Institutional Class(b)	3,685	54,873
Whitebox Tactical Opportunities Fund - Institutional Class	6,807	64,533
William Blair Macro Allocation Fund - Institutional Class	5,611	63,914

TOTAL OPEN-END MUTUAL FUNDS
(Cost $702,981)		594,106

7-Day Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (20.84%)
Money Market Fund (20.84%)
Fidelity Institutional Money Market Portfolio	0.28893%	1,476,007	1,476,007

TOTAL SHORT TERM INVESTMENTS
(Cost $1,476,007)			1,476,007

TOTAL INVESTMENTS (94.87%)
(Cost $7,217,745)			$6,718,218

SECURITIES SOLD SHORT (-22.70%)
(Proceeds $1,663,346)			(1,607,217)

Other Assets In Excess Of Liabilities (27.83%)(c)			1,970,589

NET ASSETS (100.00%)			$7,081,590

(a)
Security, or a portion of security, is being held as collateral for short sales. As of December 31, 2015, the aggregate market value of those securities was $1,564,718, which represents approximately 22.10% of the Fund's net assets.

(b)	Non-income producing security.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

	Shares	Value (Note 2)
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS (-4.83%)
Consumer, Cyclical (-4.83%)
Ferrari N.V.	(2,115)	$(101,520)
Domino's Pizza, Inc.	(2,160)	(240,300)
Total Consumer, Cyclical		(341,820)

TOTAL COMMON STOCKS
(Proceeds $329,446)		(341,820)

EXCHANGE-TRADED FUNDS (-17.87%)
iShares® MSCI Brazil Capped ETF	(6,425)	(132,869)
iShares® MSCI Canada ETF	(8,175)	(175,763)
iShares® MSCI Emerging Markets ETF	(17,615)	(567,027)
SPDR® Dow Jones Industrial Average ETF Trust	(2,240)	(389,738)
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $1,333,900)		(1,265,397)

TOTAL SECURITIES SOLD SHORT (-22.70%)
(Proceeds $1,663,346)		$(1,607,217)

Common Abbreviations:
ADR - American Depositary Receipt.
ETF - Exchange-Traded Fund.
ETN - Exchange-Traded Note.
LLC - Limited Liability Company.
LP - Limited Partnership.
MSCI - Morgan Stanley Capital International.
N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
REIT - Real Estate Investment Trust.
SPDR - Standard & Poor's Depositary Receipt.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

CRYSTAL STRATEGY ABSOLUTE RETURN PLUS FUND
PORTFOLIO OF INVESTMENTS
December 31, 2015 (UNAUDITED)

	Shares	Value (Note 2)
CLOSED-END MUTUAL FUNDS (6.17%)
AllianceBernstein Income Fund, Inc.(a)	8,865	$67,994
DoubleLine Income Solutions Fund(a)	12,335	200,074

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $306,803)		268,068

COMMON STOCKS (23.70%)
Consumer, Cyclical (6.06%)
Delta Air Lines, Inc.	2,430	123,177
United Continental Holdings, Inc.(b)	2,440	139,812

Total Consumer, Cyclical		262,989

Consumer, Non-cyclical (0.63%)
Odyssey Marine Exploration, Inc.(a)(b)	100,875	27,236

Energy (0.89%)
Whiting Petroleum Corp.(b)	4,105	38,751

Financials (16.12%)
Citizens Financial Group, Inc.	5,115	133,962
ING Groep NV - Sponsored ADR(a)	13,820	186,017
NorthStar Realty Europe Corp.(b)	2	24
NorthStar Realty Finance Corp. - REIT	2	34
Starwood Property Trust, Inc. - REIT(a)	6,645	136,621
Stonegate Bank(a)	7,400	243,164

Total Financials		699,822

TOTAL COMMON STOCKS
(Cost $1,145,972)		1,028,798

EXCHANGE-TRADED FUNDS (53.22%)
Energy Select Sector SPDR® Fund(a)	1,035	62,669
iPath® Bloomberg Coffee Subindex Total Return ETN(b)	3,085	60,775
iShares® 20+ Year Treasury Bond ETF(a)	5,305	639,889
iShares® Gold Trust(b)	11,810	120,816
iShares® MSCI Frontier 100 ETF(a)	2,420	60,234
iShares® MSCI India ETF(a)	5,780	159,181
iShares® MSCI Indonesia ETF	1	21
iShares® MSCI Italy Capped ETF(a)	10,450	143,583
iShares® U.S. Home Construction ETF	6,480	175,608
Powershares QQQ® Trust Series 1	1,760	196,874
WisdomTree® Europe Hedged Equity Fund(a)	6,790	365,370
WisdomTree® Japan Hedged Equity Fund(a)	4,900	245,392
WisdomTree® Japan Hedged Real Estate Fund(a)	3,050	79,696

TOTAL EXCHANGE-TRADED FUNDS
(Cost $2,459,905)		2,310,108

LIMITED PARTNERSHIPS (10.04%)
Apollo Global Management LLC - Class A(a)	750	11,385

	Shares	Value (Note 2)
LIMITED PARTNERSHIPS (10.04%) (continued)
The Blackstone Group LP(a)	2,300	$67,252
Carlyle Group LP(a)	1,149	17,947
KKR & Co. LP(a)	2,915	45,445
Lazard, Ltd. - Class A(a)	1,605	72,241
Oaktree Capital Group LLC(a)	3,104	148,123
Phillips 66 Partners LP	1,195	73,373

TOTAL LIMITED PARTNERSHIPS
(Cost $530,472)		435,766

OPEN-END MUTUAL FUNDS (15.36%)
ASG Global Alternatives Fund - Institutional Class	3,585	38,141
Aston/River Road Long-Short Fund - Institutional Class	6,853	76,069
Bogle Investment Management Small Cap Growth Fund - Institutional Class	5,529	136,730
DoubleLine Total Return Bond Fund - Institutional Class	14,508	156,392
Goldman Sachs Strategic Income Fund - Institutional Class	5,642	54,278
MainStay Marketfield Fund - Institutional Class(b)	4,870	72,508
Whitebox Tactical Opportunities Fund - Institutional Class	8,123	77,009
William Blair Macro Allocation Fund - Institutional Class	4,883	55,619

TOTAL OPEN-END MUTUAL FUNDS
(Cost $791,329)		666,746

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (8.69%)
Money Market Fund (8.69%)
Fidelity Institutional Money Market Portfolio	0.28893%	377,293	377,293

TOTAL SHORT TERM INVESTMENTS
(Cost $377,293)			377,293

TOTAL INVESTMENTS (117.18%)
(Cost $5,611,774)			$5,086,779

SECURITIES SOLD SHORT (-34.61%)
(Proceeds $1,562,544)			(1,502,583)

Other Assets in Excess of Liabilities (17.43%)(c)			756,687

NET ASSETS (100.00%)			$4,340,883

(a)
Security, or a portion of security, is being held as collateral for short sales. As of December 31, 2015, the aggregate market value of those securities was $2,662,309, which represents approximately 61.33% of the Fund's net assets.

(b)	Non-income producing security.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

	Shares	Value (Note 2)
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS (-6.62%)
Consumer, Cyclical (-6.62%)
Ferrari N.V.	(1,780)	$(85,440)
Domino's Pizza, Inc.	(1,815)	(201,919)
Total Consumer, Cyclical		(287,359)

TOTAL COMMON STOCKS
(Proceeds $277,013)		(287,359)

EXCHANGE-TRADED FUNDS (-27.99%)
iShares® MSCI Brazil Capped ETF	(5,975)	(123,563)
iShares® MSCI Canada ETF	(8,240)	(177,160)
iShares® MSCI Emerging Markets ETF	(19,410)	(624,808)
SPDR® Dow Jones Industrial Average ETF Trust	(1,665)	(289,693)
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $1,285,531)		(1,215,224)

TOTAL SECURITIES SOLD SHORT (-34.61%)
(Proceeds $1,562,544)		$(1,502,583)

Common Abbreviations:
ADR - American Depositary Receipt.
ETF - Exchange-Traded Fund.
ETN - Exchange-Traded Note.
LLC - Limited Liability Company.
LP - Limited Partnership.
MSCI - Morgan Stanley Capital International.
N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
REIT - Real Estate Investment Trust.
SPDR - Standard & Poor's Depositary Receipt.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments
December 31, 2015 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2015, the Trust had 11 registered funds. This quarterly report describes the Crystal Strategy Absolute Income Fund, the Crystal Strategy Absolute Return Fund and the Crystal Strategy Absolute Return Plus Fund (individually a “Fund” and collectively, the “Funds”). The Crystal Strategy Absolute Income Fund seeks to provide current income and downside protection to conventional equity markets, with absolute (positive) returns over full market cycles as a secondary objective. The Crystal Strategy Absolute Return Fund seeks to provide absolute (positive) returns over full market cycles. The Crystal Strategy Absolute Return Plus Fund seeks to provide long-term absolute (positive) returns with reduced correlation to conventional equity markets as a secondary objective. The Funds currently offer Class A shares, Class I shares and Class R shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). Each Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open- end investment companies, which are priced as equity securities. Investments in non-exchange traded funds are fair valued at their respective net asset values.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2015:

Crystal Strategy Absolute Income Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Mutual Funds	$1,047,379	$–	$–	$1,047,379
Common Stocks
Financials	995,751	–	–	995,751
Exchange-Traded Funds	1,703,156	–	–	1,703,156
Limited Partnerships	443,074	–	–	443,074
Open-End Mutual Funds	1,305,610	–	–	1,305,610
Short Term Investments	1,738,732	–	–	1,738,732
TOTAL	$7,233,702	$–	$–	$7,233,702
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Consumer, Cyclical	$(390,064)	$–	$–	$(390,064)
Exchange-Traded Funds	(310,026)	–	–	(310,026)
TOTAL	$(700,090)	$–	$–	$(700,090)

Crystal Strategy Absolute Return Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Mutual Funds	$468,863	$–	$–	$468,863
Common Stocks
Consumer, Cyclical	339,342	–	–	339,342
Consumer, Non-cyclical	19,011	–	–	19,011
Energy	43,754	–	–	43,754
Financials	768,876	–	–	768,876
Exchange-Traded Funds	2,583,533	–	–	2,583,533
Limited Partnerships	424,726	–	–	424,726
Open-End Mutual Funds	594,106	–	–	594,106
Short Term Investments	1,476,007	–	–	1,476,007
TOTAL	$6,718,218	$–	$–	$6,718,218
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Consumer, Cyclical	$(341,820)	$–	$–	$(341,820)
Exchange-Traded Funds	(1,265,397)	–	–	(1,265,397)
TOTAL	$(1,607,217)	$–	$–	$(1,607,217)

Crystal Strategy Absolute Return Plus Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Mutual Funds	$268,068	$–	$–	$268,068
Common Stocks
Consumer, Cyclical	262,989	–	–	262,989
Consumer, Non-cyclical	27,236	–	–	27,236
Energy	38,751	–	–	38,751
Financials	699,822	–	–	699,822
Exchange-Traded Funds	2,310,108	–	–	2,310,108
Limited Partnerships	435,766	–	–	435,766
Open-End Mutual Funds	666,746	–	–	666,746
Short Term Investments	377,293	–	–	377,293
TOTAL	$5,086,779	$–	$–	$5,086,779
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Consumer, Cyclical	$(287,359)	$–	$–	$(287,359)
Exchange-Traded Funds	(1,215,224)	–	–	(1,215,224)
TOTAL	$(1,502,583)	$–	$–	$(1,502,583)

The Funds recognize transfers between levels as of the end of the period. For the period ended December 31, 2015, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to each Fund and are apportioned among the classes based on average net assets of each class. Additionally, some expenses are attributed to the fund family and are apportioned among the Funds based on average net assets of each fund within the fund family.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. The character of distributions received from investments in limited partnerships is estimated based off the best available information at period end. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Crystal Strategy Absolute Income Fund pays dividends on a quarterly basis, and the Crystal Strategy Absolute Return Fund and the Crystal Strategy Absolute Return Plus Fund pay dividends on an annual basis. The Crystal Strategy Absolute Income Fund employs a managed distribution policy based off income estimates, which may create a return of capital. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from a Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of a Fund. All Funds distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income a Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. The Funds may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Funds to avoid or reduce taxes.

Short Sales: The Funds may sell securities short. To do this, Brinker Capital, Inc. (the “Adviser”), the Funds’ investment adviser, will borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. To complete such a transaction, the Funds must borrow the security to deliver to the buyer. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. The Funds bear the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Funds will hold liquid assets (which may include its long positions), marked-to-market daily. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. The Funds typically intend to hold securities sold short for the short term. As of December 31, 2015, the Crystal Strategy Absolute Income Fund, Crystal Strategy Absolute Return Fund and the Crystal Strategy Absolute Return Plus Fund held securities sold short with a fair value of $700,090, $1,607,217, and $1,502,583, respectively.

Unrealized Appreciation and Depreciation on Investments: As of December 31, 2015, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

	Crystal Strategy Absolute Income Fund	Crystal Strategy Absolute Return Fund	Crystal Strategy Absolute Return Plus Fund
Gross unrealized appreciation (excess of value over tax cost)	$63,650	$36,050	$44,383
Gross unrealized depreciation (excess of tax cost over value)	(556,266)	(580,387)	(586,058)
Net unrealized depreciation	$(492,616)	$(544,337)	$(541,675)
Cost of investments for income tax purposes	$7,726,318	$7,262,555	$5,628,454

3. DERIVATIVE INSTRUMENTS

The Funds’ investment objectives permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Funds may employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

CUPPS ALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
December 31, 2015 (UNAUDITED)

	Shares	Value (Note 2)
COMMON STOCKS (99.24%)
BASIC MATERIALS (0.76%)
Albemarle Corp.	470	$26,325
TOTAL BASIC MATERIALS		26,325

COMMUNICATIONS (25.98%)
Alphabet, Inc. - Class A(a)	183	142,376
Amazon.com, Inc.(a)	324	218,988
Charter Communications, Inc. - Class A(a)	85	15,563
Facebook, Inc. - Class A(a)	1,153	120,673
GoDaddy, Inc. - Class A(a)	1,550	49,693
Netflix, Inc.(a)	794	90,818
Nielsen Holdings PLC	735	34,251
Palo Alto Networks, Inc.(a)	767	135,099
Splunk, Inc.(a)	485	28,523
Wayfair, Inc. - Class A(a)	1,427	67,954
TOTAL COMMUNICATIONS		903,938

CONSUMER, CYCLICAL (15.54%)
Delphi Automotive PLC	640	54,867
Delta Air Lines, Inc.	1,520	77,049
L Brands, Inc.	628	60,175
Lennar Corp. - Class A	352	17,216
MGM Resorts International(a)	410	9,315
Mobileye NV(a)	640	27,059
Restoration Hardware Holdings, Inc.(a)	555	44,095
Royal Caribbean Cruises Ltd.	621	62,852
Starbucks Corp.	1,043	62,611
Tesla Motors, Inc.(a)	264	63,363
Vail Resorts, Inc.	484	61,947
TOTAL CONSUMER, CYCLICAL		540,549

CONSUMER, NON-CYCLICAL (19.12%)
ABIOMED, Inc.(a)	646	58,321
Acadia Healthcare Co., Inc.(a)	705	44,034
Alexion Pharmaceuticals, Inc.(a)	79	15,069
Alkermes PLC(a)	575	45,643
Anacor Pharmaceuticals, Inc.(a)	285	32,196
CoStar Group, Inc.(a)	250	51,673
DexCom, Inc.(a)	562	46,028
Edwards Lifesciences Corp.(a)	1,114	87,984
FleetCor Technologies, Inc.(a)	287	41,021
Gilead Sciences, Inc.	208	21,048
Hologic, Inc.(a)	1,235	47,782
Incyte Corp.(a)	375	40,669
Nevro Corp.(a)	420	28,354
PayPal Holdings, Inc.(a)	1,405	50,861
Post Holdings, Inc.(a)	339	20,916
Universal Health Services, Inc. - Class B	151	18,043
Vertex Pharmaceuticals, Inc.(a)	125	15,729
TOTAL CONSUMER, NON-CYCLICAL		665,371

FINANCIAL (7.83%)
Charles Schwab Corp.	1,614	53,149
Citizens Financial Group, Inc.	1,325	34,702
E*Trade Financial Corp.(a)	2,049	60,732
OneMain Holdings, Inc.(a)	861	35,766

	Shares	Value (Note 2)
FINANCIAL (continued)
Visa, Inc. - Class A	1,136	$88,097
TOTAL FINANCIAL		272,446

INDUSTRIAL (2.46%)
Rockwell Collins, Inc.	285	26,306
Vulcan Materials Co.	625	59,356
TOTAL INDUSTRIAL		85,662

TECHNOLOGY (27.55%)
Apple, Inc.	923	97,155
Athenahealth, Inc.(a)	221	35,574
Atlassian Corp. PLC - Class A(a)	375	11,280
Broadcom Ltd.	692	100,444
Cavium, Inc.(a)	1,012	66,499
Electronic Arts, Inc.(a)	1,523	104,661
Genpact Ltd.(a)	1,199	29,951
M/A-COM Technology Solutions Holdings, Inc.(a)	870	35,574
Microsoft Corp.	1,455	80,723
Red Hat, Inc.(a)	530	43,889
Salesforce.com, Inc.(a)	1,606	125,910
ServiceNow, Inc.(a)	605	52,369
Skyworks Solutions, Inc.	506	38,876
Tableau Software, Inc. - Class A(a)	703	66,237
Ultimate Software Group, Inc.(a)	355	69,406
TOTAL TECHNOLOGY		958,548

TOTAL COMMON STOCKS
(Cost $3,003,309)		3,452,839

7-Day Yield		Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.08%)
MONEY MARKET FUND (1.08%)
Fidelity Institutional Money Market Portfolio	0.28926%	37,482	37,482

TOTAL SHORT-TERM INVESTMENTS
(Cost $37,482)			37,482

TOTAL INVESTMENTS (100.32%)
(Cost $3,040,791)			$3,490,321

Liabilities In Excess Of Other Assets (-0.32%)			(10,992)

NET ASSETS (100.00%)			$3,479,329

(a)	Non-income producing security.

Common Abbreviations:
Ltd. - Limited.
NV - Naamloze Vennootschap is the Dutch term used for a public limited liability company.
PLC - Public Limited Company.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments

December 31, 2015 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2015, the Trust had 11 registered funds. This quarterly report describes the Cupps All Cap Growth Fund (the “Fund”). The Fund’s primary investment objective is to achieve growth of capital over the long term. The Fund currently offers an Institutional Class shares. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of their financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Basic Materials	$26,325	$–	$–	$26,325
Communications	903,938	–	–	903,938
Consumer, Cyclical	540,549	–	–	540,549
Consumer, Non-cyclical	665,371	–	–	665,371
Financial	272,446	–	–	272,446
Industrial	85,662	–	–	85,662
Technology	958,548	–	–	958,548
Short-Term Investments	37,482	–	–	37,482
TOTAL	$3,490,321	$–	$–	$3,490,321

The Fund recognizes transfers between levels as of the end of the period. For the period ended December 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if it believes doing so may be necessary for the Fund to avoid or reduce taxes.

Unrealized Appreciation and Depreciation on Investments: As of December 31, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Gross unrealized appreciation (excess of value over tax cost)	$437,746
Gross unrealized depreciation (excess of tax cost over value)	(42,736)
Net unrealized appreciation	$395,010
Cost of investments for income tax purposes	$3,095,311

DDJ OPPORTUNISTIC HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS
December 31, 2015 (UNAUDITED)

	Principal Amount	Value (Note 2)
HIGH YIELD BONDS (35.17%)
Basic Materials (4.74%)
Century Aluminum Co.
7.500% 06/01/2021 (a)	$275,000	$185,625
Joseph T Ryerson & Son, Inc.
9.000% 10/15/2017	100,000	77,500
Optima Specialty Sol
12.000% 12/30/2016 (b)	150,000	121,875
Total Basic Materials		385,000

Communications (5.15%)
Ancestry.com, Inc.
11.000% 12/15/2020	60,000	64,350
Clear Channel Worldwide Holdings, Inc., Series A
7.625% 03/15/2020	140,000	127,925
Level 3 Financing, Inc., Series WI
7.000% 06/01/2020	80,000	83,800
Zayo Group LLC / Zayo Capital, Inc.
6.000% 04/01/2023	150,000	142,500
Total Communications		418,575

Consumer, Cyclical (3.15%)
99 Cents Only Stores LLC
11.000% 12/15/2019	40,000	16,200
H&E Equipment Services, Inc.
7.000% 09/01/2022	40,000	39,400
Jo-Ann Stores LLC
8.125% 03/15/2019 (a)	60,000	48,300
WMG Acquisition Corp.
6.750% 04/15/2022 (a)	175,000	152,250
Total Consumer, Cyclical		256,150

Consumer, Non-cyclical (11.09%)
Ancestry.com, Inc. PIK
9.625% 10/15/2018 (a)	250,000	247,188
MPH Acquisition Holdings LLC
6.625% 04/01/2022 (a)	100,000	100,500
Tenet Healthcare Corp.
8.125% 04/01/2022	160,000	160,400
US Foods, Inc.
8.500% 06/30/2019	380,000	392,350
Total Consumer, Non-cyclical		900,438

Diversified (5.36%)
HRG Group, Inc.
7.750% 01/15/2022	375,000	368,906
Opal Acquisition, Inc.
8.875% 12/15/2021 (a)	80,000	66,700
Total Diversified		435,606

	Principal Amount	Value (Note 2)
Energy (2.62%)
Bill Barrett Corp.
7.625% 10/01/2019	$30,000	$21,150
Legacy Reserves LP / Legacy Reserves Finance Corp.
6.625% 12/01/2021	100,000	21,500
Rex Energy Corp.
8.875% 12/01/2020	60,000	13,500
Sabine Pass Liquefaction LLC
5.625% 02/01/2021	150,000	138,750
Teine Energy Ltd.
6.875% 09/30/2022 (a)	10,000	8,100
WPX Energy, Inc.
5.250% 01/15/2017	10,000	9,400
Total Energy		212,400

Industrials (1.20%)
Cleaver-Brooks, Inc.
8.750% 12/15/2019 (a)	30,000	29,100
Shale-Inland Holdings LLC
8.750% 11/15/2019 (a)	30,000	19,350
TransDigm, Inc., Series WI
5.500% 10/15/2020	50,000	48,625
Total Industrials		97,075

Technology (1.86%)
Nuance Communications, Inc.
5.375% 08/15/2020 (a)	150,000	150,948
Total Technology		150,948

TOTAL HIGH YIELD BONDS
(Cost $3,074,455)		2,856,192

SENIOR BANK LOANS (36.31%)
Communications (3.56%)
AF Borrower LLC (Accuvant Finance LLC), Initial Term Loan (Second Lien)
10.000% 01/30/2023	250,000	240,416
LTS Buyer LLC (Sidera Networks, Inc.), Initial Term Loan B-1 (Second Lien)
8.000% 04/12/2021	50,000	48,407
Total Communications		288,823

Consumer, Cyclical (6.34%)
99 Cents Only Stores, Tranche B-2 Loan
L + 3.50% 01/11/2019 (c)	10,000	6,607
Equinox Holdings, Inc., Initial Loan (Second Lien)
9.750% 07/31/2020	100,000	102,250
Genoa Healthcare, Initial Term Loan (Second Lien)
8.750% 04/28/2023	9,375	8,813
LSF9 Cypress Holdings LLC, Junior Lien Term Loan
11.500% 10/09/2023 (b)	60,000	57,300
National Vision, Inc., Initial Term Loan (Second Lien)
6.750% 03/11/2022	250,000	241,875
Parq Holdings Ltd., Closing Date Term Loan (First Lien)
8.500% 12/17/2020	100,317	97,809
Total Consumer, Cyclical		514,654

	Principal Amount	Value (Note 2)
Consumer, Non-cyclical (17.41%)
Bioscrip, Inc., Delayed Draw Term Loan
6.500% 07/31/2020	$36,948	$33,785
Bioscrip, Inc., Initial Term Loan B
6.500% 07/31/2020	61,580	56,308
Concentra, Inc., Initial Term Loan (Second Lien)
9.000% 06/01/2023	40,000	39,600
Heartland Dental Care LLC, Term Loan (Second Lien)
9.750% 06/21/2019	200,000	196,416
Lanai Holdings III, Inc., Initial Term Loan (Second Lien)
8.750% 08/28/2023	90,000	88,200
Milk Specialties Co., Initial Term Loan
8.250% 11/09/2018	142,857	142,977
Physio-Control International, Inc., Initial Term Loan (Second Lien)
10.000% 06/05/2023	340,000	311,099
Sage Products Holdings III LLC, Initial Term Loan (Second Lien)
9.250% 06/13/2020	320,000	321,065
U.S. Renal Care, Inc., Term Loan (Second Lien)
L + 8.00% 12/29/2023 (c)	140,000	138,075
WIS International, Loan (Second Lien)
10.250% 06/20/2019	100,000	87,500
Total Consumer, Non-cyclical		1,415,025

Financials (1.66%)
Asurion LLC (Asurion Corp.), Term Loan (Second Lien)
8.500% 03/03/2021	30,000	25,815
Cotiviti Corp. (Connolly Intermediate, Inc.), Initial Term Loan (Second Lien)
8.000% 05/13/2022	110,000	108,808
Total Financials		134,623

Industrials (6.76%)
Berlin Packaging LLC, Initial Term Loan (Second Lien)
7.750% 09/30/2022	250,000	238,750
CPM Acquisition Corp. (Crown Acquisition Corp.), Initial Term Loan (Second Lien)
10.250% 04/10/2023 (b)	130,000	125,450
Lully Finance S.A R.L. (Lully Finance LLC), Initial Term B-1 Loan (Second Lien)
9.500% 10/16/2023	40,000	39,475
Tower Development Corp, Term Loan (First Lien)
6.750% 01/02/2017 (b)	99,500	99,500
UTEX Industries, Inc., Initial Loan (Second Lien)
8.250% 05/20/2022	70,000	45,850
Total Industrials		549,025

Technology (0.58%)
Evergreen Skills Lux S.A R.L., Initial Term Loan (Second Lien)
9.250% 04/28/2022	70,000	46,725
Total Technology		46,725

Value (Note 2)
TOTAL SENIOR BANK LOANS
(Cost $3,044,212)	$2,948,875

TOTAL INVESTMENTS (71.48%)
(Cost $6,118,667)	$5,805,067

Other Assets In Excess Of Liabilities (28.52%)	2,315,908

NET ASSETS (100.00%)	$8,120,975

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of securities restricted under Rule 144A was $1,008,061, representing 12.41% of the Fund's net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.

(b)	Fair valued security under the procedures approved by the Fund's Board of Trustees.
(c)
All or a portion of this position has not settled as of December 31, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

Common Abbreviations:
LLC - Limited Liability Company.
LP - Limited Partnership.
Ltd. - Limited.
PIK - Payment-in-kind.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2015, the Trust had 11 registered funds. This quarterly report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund’s primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

As a newly organized entity, the Fund has little operating history. The Fund does not have any operations before July 17, 2015 other than those relating to the sale and issuance of the Fund’s Class I shares, Class II shares and Institutional Class shares to ALPS Fund Services, Inc. (“ALPS”), the Fund’s Administrator and Transfer Agent. ALPS is an affiliate of ALPS Distributors, Inc., the Fund’s principal underwriter.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
High Yield Bonds
Basic Materials	$–	$263,125	$121,875	$385,000
Communications	–	418,575	–	418,575
Consumer, Cyclical	–	256,150	–	256,150
Consumer, Non-cyclical	–	900,438	–	900,438
Diversified	–	435,606	–	435,606
Energy	–	212,400	–	212,400
Industrials	–	97,075	–	97,075
Technology	–	150,948	–	150,948
Senior Bank Loans
Communications	–	288,823	–	288,823
Consumer, Cyclical	–	248,482	266,172	514,654
Consumer, Non-cyclical	–	1,061,650	353,375	1,415,025
Financials	–	134,623	–	134,623
Industrials	–	324,075	224,950	549,025
Technology	–	46,725	–	46,725
TOTAL	$–	$4,838,695	$966,372	$5,805,067

The Fund recognizes transfers between levels as of the end of the period. For the period ended December 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

DDJ Opportunistic High Yield	High Yield Bonds	Senior Bank Loans	Total
Balance as of September 30, 2015	$-	$199,846	$199,846
Accrued discount	-	190	190
Return of Capital	-	-	-
Realized Gain/(Loss)	-	-	-
Change in Unrealized Depreciation	(9,155)	(9,789)	(18,944)
Purchases	131,030	654,250	785,280
Sales Proceeds	-	-	-
Transfer into Level 3	-	-	-
Transfer out of Level 3	-	-	-
Balance as of December 31, 2015	$121,875	$844,497	$966,372

Information about Level 3 measurements as of December 31, 2015:

	Market Value	Valuation Technique	Unobservable Input
DDJ Opportunistic High Yield Fund
Assets
High Yield Bonds	$121,875	Market Comparable Companies Analysis	Yield to Worst
Senior Bank Loans	282,250	Market Comparable Companies Analysis	Yield to Worst
Senior Bank Loans	562,247	Third-party Vendor Pricing Service	Vendor Quotes

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund pays dividends, if any, monthly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Loan Assignments and Participations: The Fund may invest in loan assignments and participations. The Fund considers loan assignments and participations to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the underlying borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, unlike a participation, the Fund will acquire direct rights against the borrower on the loan.

 As of period end, the Fund held $2,948,875 or 36.31% in loan assignments.

Unrealized Appreciation and Depreciation on Investments: As of December 31, 2015, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$7,598
Gross unrealized depreciation (excess of tax cost over value)	(321,198)
Net unrealized appreciation (depreciation)	(313,600)
Cost of investments for income tax purposes	$6,118,667

GKE ASIAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS
December 31, 2015 (UNAUDITED)

	Shares	Value (Note 2)
COMMON STOCKS (62.05%)
BASIC MATERIALS (0.75%)
Chemicals (0.75%)
Toray Industries, Inc.(a)	13,000	$120,803

TOTAL BASIC MATERIALS		120,803

COMMUNICATIONS (2.47%)
Internet (2.47%)
Tencent Holdings Ltd.	20,300	397,474

TOTAL COMMUNICATIONS		397,474

CONSUMER, CYCLICAL (7.17%)
Auto Manufacturers (4.71%)
Great Wall Motor Co. Ltd. - Class H	213,000	246,021
Mazda Motor Corp.	12,000	247,617
Toyota Motor Corp.	4,300	264,790
		758,428

Home Builders (2.46%)
Sekisui House Ltd.	23,500	395,123

TOTAL CONSUMER, CYCLICAL		1,153,551

CONSUMER, NON-CYCLICAL (7.59%)
Cosmetics & Personal Care (7.59%)
Amorepacific Corp.	515	180,727
LG Household & Health Care Ltd.	1,172	1,040,716

TOTAL CONSUMER, NON-CYCLICAL		1,221,443

FINANCIAL (25.12%)
Banks (6.77%)
Mitsubishi UFJ Financial Group, Inc.	78,700	487,487
Mizuho Financial Group, Inc.	200,500	401,000
Sumitomo Mitsui Financial Group, Inc.	5,300	200,028
		1,088,515

Diversified Financial Services (0.58%)
China Galaxy Securities Co. Ltd. - Class H	103,000	93,610

Insurance (11.12%)
AIA Group Ltd.	115,600	690,720
China Life Insurance Co. Ltd. - Class H	93,000	298,548
The Dai-ichi Life Insurance Co. Ltd.	10,400	173,032
PICC Property & Casualty Co. Ltd. - Class H	162,000	319,710
Ping An Insurance Group Co. of China Ltd. - Class H	55,500	306,066
		1,788,076

	Shares	Value (Note 2)
FINANCIAL (continued)
Real Estate (6.65%)
Henderson Land Development Co. Ltd.	53,000	$323,301
Megaworld Corp.	3,824,900	344,591
Mitsui Fudosan Co. Ltd.	16,000	401,566
		1,069,458

TOTAL FINANCIAL		4,039,659

INDUSTRIAL (11.31%)
Electronics (2.01%)
NEC Corp.(a)	102,000	323,189

Engineering & Construction (4.31%)
Beijing Capital International Airport Co. Ltd. - Class H	396,000	425,325
Cheung Kong Infrastructure Holdings Ltd.	29,000	267,928
		693,253

Environmental Control (2.53%)
China Everbright International Ltd.	319,000	407,898

Transportation (2.46%)
East Japan Railway Co.	4,200	395,497

TOTAL INDUSTRIAL		1,819,837

UTILITIES (7.64%)
Electric (2.30%)
Manila Electric Co.	54,420	369,593

Water (5.34%)
Guangdong Investment Ltd.	608,000	858,635

TOTAL UTILITIES		1,228,228

TOTAL COMMON STOCKS
(Cost $9,871,811)		9,980,995

PARTICIPATION NOTES (12.65%)
FINANCIAL (6.45%)
Banks (4.55%)
Kotak Mahindra Bank, Housing Development Finance Co., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/12/2016	5,100	55,509
Yes Bank Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/12/2016	61,659	676,460
		731,969

Diversified Financial Services (1.90%)
LIC Housing Finance, Housing Development Finance Co., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/12/2016	39,498	304,521

TOTAL FINANCIAL		1,036,490

	Shares	Value (Note 2)
HEALTH CARE (1.82%)
Pharmaceuticals (1.82%)
Lupin Ltd. (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 01/17/2017	3,000	$83,314
Sun Pharmaceutical Industries (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 01/17/2017	16,939	209,996

TOTAL HEALTH CARE		293,310

INDUSTRIAL (1.60%)
Building Materials (1.60%)
Ultra Trach Cement, Housing Development Finance Co., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/12/2016	6,129	257,602

TOTAL INDUSTRIAL		257,602

UTILITIES (2.78%)
Independent Power and Renewable Electricity Producers (2.78%)
China Yangtze Power Sun Pharmaceutical (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 01/17/2017	214,100	447,086

TOTAL UTILITIES		447,086

TOTAL PARTICIPATION NOTES
(Cost $2,013,545)		2,034,488

	Currency	Principal Amount	Value (Note 2)
CONTINGENT CONVERTIBLE CAPITAL (5.86%)
FINANCIAL (5.86%)
Banks (5.86%)
Industrial & Commercial Bank of China Ltd., Jr. Sub. Notes, Series 144A
6.000% Perpetual Maturity (b)(c)(d)	CNY	$6,000,000	942,466

TOTAL FINANCIAL			942,466

TOTAL CONTINGENT CONVERTIBLE CAPITAL
(Cost $964,692)			942,466

GOVERNMENT BONDS (15.16%)
Indonesia Government International Bond, Sr. Unsec. Notes
5.875% 03/13/2020 (b)	USD	480,000	521,492
6.625% 02/17/2037 (e)	USD	500,000	525,143
Japan Government Five Year Bond, Sr. Unsec. Notes, Series 125
0.100% 09/20/2020	JPY	85,000,000	709,819

	Currency	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (continued)
Philippine Government International Bond, Sr. Unsec. Notes
9.875% 01/15/2019	USD	$550,000	$681,795
			2,438,249

TOTAL GOVERNMENT BONDS
(Cost $2,479,286)			2,438,249

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.17%)
MONEY MARKET FUND (1.17%)
Blackrock Liquidity Temporary Fund, Investor Class	0.294%	187,563	187,563

TOTAL SHORT-TERM INVESTMENTS
(Cost $187,563)			187,563

TOTAL INVESTMENTS (96.89%)
(Cost $15,516,897)			15,583,761

Other Assets In Excess Of Liabilities (3.11%)			500,439	(f)

NET ASSETS (100.00%)			$16,084,200

(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"). These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market Value of Rule 144A securities amounts to $1,463,958, which represents approximately 9.10% of the Fund's net assets as December 31, 2015.

(c)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015.
(e)
Securities were purchased pursuant to Regulation S under the 1933 Act, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the 1933 Act or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of December 31, 2015, the aggregate market value of those securities was $525,143, representing 3.26% of the Fund’s net assets.

(f)	Includes cash which is being held as collateral for futures contracts.

Common Abbreviations:
ADR - American Depositary Receipts
Ltd. - Limited.
Jr. Junior.
Sr. - Senior.
Sub. - Subordinated.
Unsec. - Unsecured.

Currency Abbreviations:
CNH - People's Republic of China Renminbi
CNY - Chinese Yuan

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value (Note 2)	Unrealized (Depreciation)
Hang Seng China Future	Long	2	01/29/16	$125,225	$(1,068)
				$125,225	$(1,068)

Notes to Quarterly Portfolio of Investments
December 31, 2015 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2015, the Trust had eleven registered funds. This quarterly report describes the GKE Asian Opportunities Fund (the “Fund”). The Fund’s primary investment objective is to achieve capital appreciation through asset allocation among equities, currencies and bonds of the Asia-Pacific region. The Fund currently offers Institutional Class shares. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange‐traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Fund will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:
Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Basic Materials	$–	$120,803	$–	$120,803
Communications	–	397,474	–	397,474
Consumer, Cyclical	–	1,153,551	–	1,153,551
Consumer, Non-cyclical	–	1,221,443	–	1,221,443
Financial	–	4,039,659	–	4,039,659
Industrial	–	1,819,837	–	1,819,837
Utilities	–	1,228,228	–	1,228,228
Participation Notes
Financial	–	1,036,490	–	1,036,490
Health Care	–	293,310	–	293,310
Industrial	–	257,602	–	257,602
Utilities	–	447,086	–	447,086
Contingent Convertible Capital	–	942,466	–	942,466
Government Bonds	–	2,438,249	–	2,438,249
Short-Term Investments	187,563	–	–	187,563
TOTAL	$187,563	$15,396,198	$–	$15,583,761
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Futures Contracts	$(1,068)	$–	$–	$(1,068)
TOTAL	$(1,068)	$–	$–	$(1,068)

The Fund recognizes transfers between levels as of the end of the period. The Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Funds’ net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. For the period ended December 31, 2015, the Fund had the following transfers between Level 1 and Level 2 securities:

	Level 1- Quoted and Unadjusted Prices		Level 2- Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stock	$-	$(7,586,220)	$7,586,220	$-
Total	$-	$(7,586,220)	$7,586,220	$-

There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including distributions of short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Unrealized Appreciation and Depreciation on Investments: As of December 31, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:'

Gross unrealized appreciation (excess of value over tax cost)	$656,091
Gross unrealized depreciation (excess of tax cost over value)	(615,287)
Net unrealized appreciation	$40,804
Cost of investments for income tax purposes	$15,542,957

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objective permits the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Futures: The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2015, the Fund had futures contracts outstanding with net unrealized depreciation of $1,068.

INSIGNIA MACRO FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2015 (UNAUDITED)

	Principal Amount	Value (Note 2)
ASSET-BACKED SECURITIES (13.72%)
Automobile (6.16%)
CarMax Auto Owner Trust
Series 2013-1, 0.600% 10/16/2017	$195,083	$194,882
Series 2013-4, 0.800% 07/16/2018(a)	369,427	368,555
Fifth Third Auto Trust
Series 2014-2, 0.890% 11/15/2018(a)	490,000	488,816
Ford Credit Auto Owner Trust
Series 2015-A, 0.447% 01/15/2018(a)	254,316	254,237
Series 2013-B, 0.570% 06/15/2016	121,095	121,013
Ford Credit Floorplan Master Owner Trust
Series 2013-5, 0.667% 09/15/2018(a)	400,000	399,953
Honda Auto Receivables Trust
Series 2014-2, 0.770% 03/19/2018(a)	430,633	429,489
Series 2015-3, 0.920% 11/20/2017(a)	475,000	474,630
Nissan Auto Receivables Owner Trust
Series 2014-B, 0.600% 06/15/2017	277,544	277,364
Series 2013-C, 0.670% 08/15/2018(a)	421,646	420,742
Toyota Auto Receivables Owner Trust
Series 2013-B, 0.890% 07/17/2017	309,623	309,608
Total Automobile		3,739,289

Credit Card (6.31%)
Cabela's Credit Card Master Note Trust
Series 2014-1, 0.547% 03/16/2020(a)	340,000	339,453
Capital One Multi-Asset Execution Trust
Series 2014-A1, 0.520% 11/15/2019(a)	292,000	291,692
Series 2013-A1, 0.630% 11/15/2018	425,000	424,975
Chase Issuance Trust
Series 2013-A3, 0.611% 04/15/2020(a)	728,000	726,853
Series 2013-A8, 1.010% 10/15/2018	250,000	249,812
Citibank Credit Card Issuance Trust
Series 2013-A10, 0.730% 02/07/2018	475,000	474,939
Series 2013-A3, 1.110% 07/23/2018	450,000	450,314
Discover Card Execution Note Trust
Series 2013-A2, 0.690% 08/15/2018	450,000	449,960
World Financial Network Credit Card Master Trust
Series 2014-A, 0.711% 12/15/2019(a)	425,000	425,029
Total Credit Card		3,833,027

Other (1.25%)
Ally Master Owner Trust
Series 2013-1, 1.000% 02/15/2018	305,000	304,999
John Deere Owner Trust
Series 2015-A, 0.870% 01/15/2017	453,939	453,387
Total Other		758,386

TOTAL ASSET-BACKED SECURITIES
(Cost $8,338,815)		8,330,702

CORPORATE BONDS (32.23%)
Basic Materials (1.58%)
BHP Billiton Finance USA Ltd., Sr. Unsec. Notes
1.875% 11/21/2016	470,000	471,789

	Principal Amount	Value (Note 2)
Basic Materials (continued)
Rio Tinto Finance USA PLC, Sr. Unsec. Notes
1.375% 06/17/2016	$485,000	$484,765
Total Basic Materials		956,554

Communications (3.71%)
AT&T, Inc., Sr. Unsec. Notes
1.700% 06/01/2017	485,000	486,497
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc. Sr. Unsec. Notes
2.400% 03/15/2017	475,000	478,979
eBay, Inc., Sr. Unsec. Notes
1.350% 07/15/2017	490,000	486,342
Verizon Communications, Inc., Sr. Unsec. Notes
2.500% 09/15/2016	396,000	399,166
Vodafone Group PLC, Sr. Unsec. Notes
1.625% 03/20/2017	400,000	399,529
Total Communications		2,250,513

Consumer, Cyclical (4.38%)
American Honda Finance Corp., Sr. Unsec. Notes
1.125% 10/07/2016	485,000	485,432
CVS Caremark Corp., Sr. Unsec. Notes
1.200% 12/05/2016	380,000	380,149
Ford Motor Credit Co. LLC, Sr. Unsec. Notes
2.500% 01/15/2016	400,000	400,093
The Home Depot, Inc., Sr. Unsec. Notes
5.400% 03/01/2016	475,000	478,355
Macy's Retail Holdings, Inc., Sr. Unsec. Notes
5.900% 12/01/2016	445,000	461,853
Whirlpool Corp., Sr. Unsec. Notes
6.500% 06/15/2016	445,000	454,608
Total Consumer, Cyclical		2,660,490

Consumer, Non-cyclical (3.96%)
AbbVie, Inc., Sr. Unsec. Notes
1.750% 11/06/2017	480,000	479,308
Anheuser-Busch InBev Finance, Inc., Sr. Unsec. Notes
0.513% 01/27/2017(a)	330,000	329,183
Anheuser-Busch InBev Worldwide, Inc., Sr. Unsec. Notes
2.875% 02/15/2016	50,000	50,096
Dr Pepper Snapple Group, Inc., Sr. Unsec. Notes
2.900% 01/15/2016	395,000	395,149
Express Scripts Inc, Sr. Unsec. Notes
3.125% 05/15/2016	445,000	448,014
The Kroger Co., Sr. Unsec. Notes
2.200% 01/15/2017	70,000	70,655
Mondelez International, Inc., Sr. Unsec. Notes
4.125% 02/09/2016	632,000	633,647
Total Consumer, Non-cyclical		2,406,052

	Principal Amount	Value (Note 2)
Energy (3.65%)
Anadarko Petroleum Corp., Sr. Unsec. Notes
5.950% 09/15/2016	$465,000	$477,905
Enterprise Products Operating LLC, Sr. Unsec. Notes
3.200% 02/01/2016	375,000	375,128
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes
3.500% 03/01/2016	430,000	431,401
ONEOK Partners LP, Sr. Unsec. Notes
6.150% 10/01/2016	445,000	456,909
Phillips 66, Sr. Unsec. Notes
2.950% 05/01/2017	470,000	476,534
Total Energy		2,217,877

Financial (10.41%)
American Express Credit Corp., Sr. Unsec. Notes
0.834% 07/29/2016(a)	360,000	360,111
Bank of America Corp., Sr. Unsec. Notes
Series MTN, 1.406% 03/22/2016(a)	285,000	285,020
5.750% 08/15/2016	250,000	256,160
Bank of New York Mellon, Sr. Unsec. Notes
Series MTN, 2.300% 07/28/2016	480,000	484,093
BB&T Corp., Sr. Unsec. Notes
Series MTN, 3.200% 03/15/2016	175,000	175,481
Capital One Financial Corp., Sr. Unsec. Notes
3.150% 07/15/2016	488,000	492,582
Citigroup, Inc., Sr. Unsec. Notes
1.116% 04/01/2016(a)	285,000	284,979
3.953% 06/15/2016	188,000	190,625
ERP Operating LP, Sr. Unsec. Notes
5.125% 03/15/2016	652,000	657,078
HCP, Inc., Sr. Unsec. Notes
3.750% 02/01/2016	452,000	452,644
JPMorgan Chase & Co., Sr. Unsec. Notes
2.600% 01/15/2016	400,000	400,169
3.450% 03/01/2016	100,000	100,419
Lloyds Bank PLC, Sr. Unsec. Notes
4.875% 01/21/2016	263,000	263,411
Nomura Holdings, Inc., Sr. Unsec. Notes
Series MTN, 2.000% 09/13/2016	63,000	63,262
PNC Funding Corp., Sr. Unsec. Notes
2.700% 09/19/2016	685,000	691,775
Royal Bank of Canada, Sr. Unsec. Notes
Series GMTN, 0.937% 09/09/2016(a)	287,000	287,271
Ventas Realty LP, Sr. Unsec. Notes
1.550% 09/26/2016	699,000	699,622
Welltower, Inc., Sr. Unsec. Notes
3.625% 03/15/2016	170,000	170,746
Total Financial		6,315,448

Industrial (0.67%)
Ryder System, Inc., Sr. Unsec. Notes
Series MTN, 3.600% 03/01/2016	404,000	405,597

	Principal Amount	Value (Note 2)
Technology (0.78%)
Intel Corp., Sr. Unsec. Notes
1.350% 12/15/2017	$475,000	$475,794

Utilities (3.09%)
American Electric Power Co. Inc., Sr. Unsec. Notes
1.650% 12/15/2017	354,000	351,538
Georgia Power Co., Sr. Unsec. Notes
0.832% 03/15/2016(a)	220,000	219,820
Progress Energy, Inc., Sr. Unsec. Notes
5.625% 01/15/2016	385,000	385,387
Sempra Energy, Sr. Unsec. Notes
6.500% 06/01/2016	435,000	442,943
Southern Co., Sr. Unsec. Notes
1.950% 09/01/2016	475,000	477,066
Total Utilities		1,876,754

TOTAL CORPORATE BONDS
(Cost $19,601,214)		19,565,079

MORTGAGE-BACKED SECURITIES (10.45%)
Commercial (8.84%)
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-T24, 5.537% 09/12/2016	445,262	451,362
Series 2006-PW13, 5.540% 07/11/2016	449,058	453,460
CFCRE Commercial Mortgage Trust
Series 2011-C2, 3.061% 12/15/2016	134,454	135,573
Citigroup Commercial Mortgage Trust
Series 2006-C4, 5.987% 03/15/2049(a)	370,000	372,863
DBUBS Mortgage Trust
Series 2011-LC3A, 3.642% 10/10/2016	358,760	360,242
GS Mortgage Securities Trust
Series 2012-GCJ7, 2.318% 09/10/2017	480,000	482,645
Series 2011-GC5, 2.999% 08/10/2016	453,294	455,670
Series 2006-GG8, 5.560% 11/10/2039	490,752	490,237
Series 2006-GG6, 5.622% 01/10/2016	3,217	3,214
LB-UBS Commercial Mortgage Trust
Series 2006-C7, 5.347% 10/15/2016	475,000	484,107
Merrill Lynch Mortgage Trust
Series 2006-C1, 5.862% 05/12/2039(a)	222,314	222,569
Morgan Stanley Capital I Trust
Series 2007-T25, 5.514% 11/12/2049(a)	434,641	444,097
Series 2006-T23, 6.019% 06/12/2016(a)	524,637	528,467
Wachovia Bank Commercial Mortgage Trust
Series 2006-C29, 5.308% 11/15/2048	475,477	482,287
Total Commercial		5,366,793

U.S. Government Agency (1.61%)
Fannie Mae Connecticut Avenue Securities
Series 2014-C02, 1.171% 05/25/2024(a)	427,135	422,604
Series 2014-C03, 1.421% 07/25/2024(a)	171,903	171,320
Series 2015-C01, 1.721% 02/25/2025(a)	380,546	380,770
Total U.S. Government Agency		974,694

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $6,415,193)		6,341,487

	Principal Amount	Value (Note 2)
MUNICIPAL BONDS (6.06%)
Certificate Participation (0.37%)
Brevard County School District, Prefunded 1/01/2016 @ 100
5.000% 07/01/2024(b)	$20,000	$20,000
City of Riverside CA
4.000% 03/01/2016	55,000	55,315
Seminole County FL School Board
4.000% 07/01/2016	50,000	50,876
State of Oregon Department of Administrative Services
3.913% 05/01/2016	100,000	100,970
Total Certificate Participation		227,161

General Obligation (1.53%)
Carol Stream Park District
4.250% 10/01/2016	105,000	107,668
Champaign County Community Unit School District No 116 Urbana
3.500% 01/01/2016	50,000	50,000
City of Auburn AL
5.000% 01/01/2016	55,000	55,000
City of Plainview TX
2.750% 03/01/2016	50,000	50,169
City of Thomasville GA
4.000% 04/01/2016	15,000	15,134
City of Vestavia Hills AL
4.000% 02/01/2016	45,000	45,130
Commonwealth of Pennsylvania, Prefunded 1/01/2016 @ 100
5.000% 01/01/2025(b)	50,000	50,000
Grand Haven Michigan Area Public Schools
2.500% 05/01/2016	50,000	50,322
Howard Lake-Waverly-Winsted Independent School District No. 2687
4.600% 02/01/2032	100,000	100,280
Macon County School District No. 61 Decatur Illinois
2.250% 01/01/2016	50,000	50,000
McHenry County Community Consolidated School District No 47 Crystal Lake
5.000% 02/01/2016	25,000	25,087
Minnetonka MN Independent School District
2.000% 02/01/2016	25,000	25,035
Neshannock Township PA, Prefunded 2/01/2016 @ 100
4.000% 08/01/2023(b)	50,000	50,128
Pocono Mountain PA School District
3.100% 03/01/2016	50,000	50,216
Sparta Township NJ Board of Education, Prefunded 2/15/2016 @ 100
4.250% 02/15/2024(b)	50,000	50,218
State of California General Obligation Unlimited
5.950% 04/01/2016	65,000	65,883

	Principal Amount	Value (Note 2)
General Obligation (continued)
Town of Oyster Bay NY
4.125% 03/15/2016	$85,000	$85,588
Total General Obligation		925,858

Revenue Bonds (4.16%)
California State Department of Transportation
4.375% 02/01/2016	30,000	30,090
Central Puget Sound Regional Transit Authority
5.000% 02/01/2016	20,000	20,072
City of Kansas City MO
2.100% 03/01/2016	100,000	100,177
City of Oshkosh WI Storm Water Utility Revenue
2.625% 05/01/2016	125,000	125,750
Commonwealth Financing Authority
5.020% 06/01/2016	150,000	152,396
County of Contra Costa CA
5.010% 06/01/2016	15,000	15,201
County of St Clair IL Highway Revenue
5.000% 01/01/2016	150,000	150,000
Crow Wing County Housing & Redevelopment Authority
0.900% 02/01/2016	50,000	50,001
Fulton County Development Authority
4.000% 03/15/2016	50,000	50,362
Illinois Municipal Electric Agency, Prefunded 2/01/2016 @ 100
5.000% 02/01/2020(b)	50,000	50,168
Jeannette Municipal Authority
2.625% 07/01/2016	75,000	75,096
Kentucky Asset Liability Commission
3.928% 04/01/2016	350,000	352,288
Lee Memorial Health System
4.500% 04/01/2016	100,000	100,956
Louisiana State University & Agricultural & Mechanical College
4.000% 07/01/2016	100,000	101,712
Massachusetts Housing Finance Agency
1.150% 12/01/2016	50,000	50,019
McAlester Public Works Authority, Prefunded 2/01/2016 @ 100
5.100% 02/01/2030(b)	50,000	50,169
Metro Pier & Expo
5.500% 06/15/2016	50,000	50,935
Michigan State Building Authority
5.000% 10/15/2016	50,000	51,758
Mississippi Development Bank, Prefunded 3/01/2016 @ 100
4.375% 03/01/2031(b)	50,000	50,317
New Jersey Economic Development Authority
1.096% 06/15/2016	145,000	144,993
New York City Transitional Finance Authority Future Tax Secured Revenue
3.500% 02/01/2016	110,000	110,254
5.000% 02/01/2016	40,000	40,135

	Principal Amount	Value (Note 2)
Revenue Bonds (continued)
Oak Hill School Building Corp.
4.000% 07/15/2016	$200,000	$201,623
Paulding County Industrial Building Authority
2.930% 08/01/2016	50,000	50,462
Permanent University Fund, Prefunded 7/01/2016 @ 100
4.500% 07/01/2035(b)	50,000	51,010
South Carolina State Public Service Authority
5.250% 01/01/2021	185,000	184,999
Western Carolina University
3.000% 06/01/2016	110,000	110,890
Total Revenue Bonds		2,521,833

TOTAL MUNICIPAL BONDS
(Cost $3,683,536)		3,674,852

U.S. TREASURY NOTES & BONDS (6.76%)
U.S. Treasury Notes
0.250% 05/15/2016	1,400,000	1,399,182
0.375% 03/31/2016	2,700,000	2,700,497

TOTAL U.S. TREASURY NOTES & BONDS
(Cost $4,100,375)		4,099,679

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (11.54%)
Money Market Funds (11.54%)
Morgan Stanley Liquidity Fund - Prime Portfolio, Institutional Class	0.29422%	3,199,855	3,199,855
Morgan Stanley Liquidity Fund - Tax-Exempt Portfolio, Institutional Class	0.01000%	3,801,188	3,801,188
Total Money Market Funds			7,001,043

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,001,043)			7,001,043

TOTAL INVESTMENTS (80.76%)
(Cost $49,140,176)			$49,012,842

Other Assets In Excess Of Liabilities (19.24%)			11,675,852	(c)
			–
NET ASSETS (100.00%)			$60,688,694

(a)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015.
(b)
Prefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax exempt issues and to retire the bonds in full at the earliest refunding date.

(c)	Includes cash which is being held as collateral for swap contracts.

Common Abbreviations:
GMTN - Global Medium Term Notes.
LLC - Limited Liability Company.
LP - Limited Partnership

MTN - Medium Term Notes.
PLC - Public Limited Company.
Sr. - Senior.
Unsec. - Unsecured.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Consolidated Portfolio of Investments.

TOTAL RETURN SWAP CONTRACTS

Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager and the mix of trading programs. The swap was effective on March 5, 2014 and has a term of five years unless earlier terminated. Early termination may be triggered by either party.  In addition, the swap provides for a 0.50% fee to Deutsche Bank. (Notional Value $37,438,181)

Exposure by Manager

Underlying Manager	Exposure	Strategy Description
H2O Asset Management	17.99%	Discretionary Macro | Fundamental
The Cambridge Strategy	15.59%	Quantitative | Fundamental & Technical Models
QMS Capital Management	14.18%	Quantitative | Fundamental & Technical Models
Abraham Trading Company	12.37%	Quantitative | Fundamental & Technical Models
FORT	9.89%	Trend Follower | Pattern Recognition

Unrealized Depreciation
$(857,998)

Total return swap with Newedge USA, LLC. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Newedge USA, LLC. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager, and the mix of trading programs. The swap was effective on October 15, 2014 and may be terminated by either party with at least two business days’ notice to the other party. In addition, the swap provides for a 0.50% fee to Newedge USA, LLC. (Notional Value $18,124,264)

Exposure by Manager

Underlying Manager	Exposure	Strategy Description
Willowbridge Associates	15.90%	Discretionary Macro | Fundamental
Tialoc Capital	14.08%	Discretionary Macro | Fundamental

Unrealized Depreciation
$(6,391)

Unrealized Depreciation
Total Net Unrealized Depreciation on Swap Contracts	$(864,389)

Notes to Quarterly Consolidated Portfolio of Investments
December 31, 2015 (Unaudited)

1. ORGANIZATION

The ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).   As of December 31, 2015, the Trust had eleven registered funds.  This quarterly report describes the Insignia Macro Fund (the “Fund”).  The Fund’s primary objective is to seek long‐term risk‐adjusted total return.  The Fund currently offers Class A shares and Class I shares.  Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.   The Trust has an unlimited number of shares with no par value per share.  The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

Basis of Consolidation: Insignia Global Macro Offshore Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 27, 2013 and is a wholly owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity‐related investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding‐up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary.  As a wholly owned subsidiary of the Fund, the investments of the Subsidiary are included in the Consolidated Portfolio of Investments of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of December 31, 2015, net assets of the Fund were $60,688,694, of which $11,173,750, or 18.41%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment  Valuation: The  Fund  generally  values  its  securities  based  on  market  prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Over‐the‐counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities.

Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third‐party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves.   If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –    Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –    Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –    Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date..

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:
Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Asset-Backed Securities	$–	$8,330,702	$–	$8,330,702
Corporate Bonds
Basic Materials	–	956,554	–	956,554
Communications	–	2,250,513	–	2,250,513
Consumer, Cyclical	–	2,660,490	–	2,660,490
Consumer, Non-cyclical	–	2,406,052	–	2,406,052
Energy	–	2,217,877	–	2,217,877
Financial	–	6,315,448	–	6,315,448
Industrial	–	405,597	–	405,597
Technology	–	475,794	–	475,794
Utilities	–	1,876,754	–	1,876,754
Mortgage-Backed Securities	–	6,341,487	–	6,341,487
Municipal Bonds	–	3,674,852	–	3,674,852
U.S. Treasury Notes & Bonds	–	4,099,679	–	4,099,679
Short-Term Investments	7,001,043	–	–	7,001,043
TOTAL	$7,001,043	$42,011,799	$–	$49,012,842

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities:
Total Return Swap Contracts	–	(864,389)	–	(864,389)
Total	$–	$(864,389)	$–	$(864,389)

The Fund recognizes transfers between levels as of the end of the fiscal year. For the period ended December 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b‐1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex‐dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities  of  foreign  issuers  involves  special  risks  not  typically  associated  with  investing  in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.  Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked‐to‐market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Unrealized Appreciation and Depreciation on Investments:   As of December 31, 2015, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$90,031
Gross unrealized depreciation (excess of tax cost over value)	(217,365)
Net unrealized depreciation	$(127,334)
Cost of investments for income tax purposes	$49,140,176

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, total return swaps and structured notes.  In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract.  This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are  not  the  risks  that  the  Fund  is  attempting  to  increase  or  decrease  exposure  to,  per  its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.  In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity  Risk:  Exposure  to  the  commodities  markets  may  subject  the  Fund  to greater  volatility  than  investments  in  traditional  securities.  Prices  of  various commodities may also be affected by factors, such as drought, floods, weather, livestock disease,  embargoes,  tariffs  and  other  regulatory  developments,  which  are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: The Fund may enter into swap transactions to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore,  the  Fund  considers  the  creditworthiness  of  each  counterparty  to  a  contract  in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at December 31, 2015 are disclosed in the Consolidated Portfolio of Investments.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	February 23, 2016

By:	/s/ Kimberly R. Storms
Kimberly Storms
Treasurer (Principal Financial Officer)

Date:	February 23, 2016